SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. [ ])


Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [ ]


Check the Appropriate Box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

[x]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                      UNION NATIONAL FINANCIAL CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

               --------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]      No filing fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:

                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 26, 2000
                        --------------------------------


To the Shareholders of Union National Financial Corporation:

     NOTICE IS HEREBY GIVEN that Union National Financial Corporation will hold its Annual Meeting of Shareholders at 10:00 a.m., Eastern Time, on Wednesday, April 26, 2000, at The Gathering Place, 6 Pine Street, Mount Joy, Pennsylvania 17552, to consider and vote upon the following proposals:

1. The election of three Class A Directors to serve for a three-year term and until their successors are properly elected and qualified; and

2. The transaction of any other business that may properly come before the Annual Meeting and any adjournment of the meeting.

     In accordance with the bylaws of the corporation and action by the Board of Directors, only those shareholders of record at the close of business on March 21, 2000, may vote at the Annual Meeting and any adjournment of the meeting.

     Management welcomes your attendance at the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, you are requested to complete, sign, date and promptly return the enclosed form of proxy in the accompanying postage-paid envelope. By so doing, you will assure your proper representation at the meeting. The prompt return of your proxy will also save the corporation expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of the corporation and attend the Annual Meeting.

     If you are a participant in the corporation's Dividend Reinvestment and Stock Purchase Plan, you will receive separate voting instructions with respect to your shares held in the Dividend Reinvestment and Stock Purchase Plan.

     Union National Financial Corporation's Board of Directors is distributing this proxy statement, form of proxy and the corporation's 1999 Annual Report on or about March 28, 2000.


                                             By Order of the Board of Directors,


                                             /s/ Mark D. Gainer
                                             -----------------------
                                             Mark D. Gainer, President


Mount Joy, Pennsylvania
March 28, 2000








                             YOUR VOTE IS IMPORTANT.
   TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND
         MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID RETURN ENVELOPE.

                      UNION NATIONAL FINANCIAL CORPORATION

                                  P.O. Box 567
                              101 East Main Street
                          Mount Joy, Pennsylvania 17552


                    -----------------------------------------

                    PROXY STATEMENT FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON APRIL 26, 2000

                    -----------------------------------------







         The corporation is mailing this proxy statement to shareholders on or about March 28, 2000.

                                Table of Contents

                                                                                                               Page
                                                                                                               ----
GENERAL INFORMATION...........................................................................................  1
         Date, Time and Place of Annual Meeting...............................................................  1
         Description of the Corporation.......................................................................  1

VOTING PROCEDURES.............................................................................................  1
         Solicitation and Voting of Proxies...................................................................  1
         Voting Procedure for Stock Held in DRIP..............................................................  2
         Revocability of Proxy................................................................................  2
         Voting Securities and Record Date....................................................................  2
         Quorum...............................................................................................  3
         Votes Required for Approval..........................................................................  3

BENEFICIAL OWNERSHIP OF THE CORPORATION'S STOCK BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT......................  3
         Principal Shareholders...............................................................................  3
         Share Ownership by the Directors, Executive Officers and Nominees....................................  3

MANAGEMENT....................................................................................................  6
         Governance...........................................................................................  6
         Directors............................................................................................  6
         Committees of the Board of Directors.................................................................  9
         Cash Compensation of Directors....................................................................... 12
         1999 Independent Directors Stock Option Plan......................................................... 13
         Procedure for Nominating Directors................................................................... 13
         Executive Officers of the Corporation................................................................ 14
         Executive Officers of the Bank....................................................................... 15

EXECUTIVE COMPENSATION........................................................................................ 16
         Option Grants in Fiscal Year 1999.................................................................... 17
         Option Exercises in 1999 and Year-End Option Values.................................................. 18
         401(k) Profit Sharing Plan........................................................................... 18
         Employment Contracts................................................................................. 19
         Compensation Committee Report on Executive Compensation.............................................. 20
                  Chief Executive Officer Compensation........................................................ 21
                  Executive Officers.......................................................................... 21
                  1997 Stock Incentive Plan................................................................... 21
         Compensation Committee Interlocks and Insider Participation.......................................... 22

SHAREHOLDER RETURN PERFORMANCE GRAPH.......................................................................... 23

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................................................ 24



                                                                                                               Page
                                                                                                               ----
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE....................................................... 25

LEGAL PROCEEDINGS............................................................................................. 25

PROPOSAL NO. 1:  ELECTION OF DIRECTORS........................................................................ 26

INDEPENDENT AUDITORS.......................................................................................... 27

SHAREHOLDER PROPOSALS AT THE 2001 ANNUAL MEETING.............................................................. 27

OTHER MATTERS................................................................................................. 27

ADDITIONAL INFORMATION........................................................................................ 27


                               GENERAL INFORMATION

Date, Time and Place of Annual Meeting

     Union National Financial Corporation, a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by its Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the corporation. The Annual Meeting will be held on Wednesday, April 26, 2000, at 10:00 a.m., Eastern Time, at The Gathering Place, 6 Pine Street, Mount Joy, Pennsylvania 17552.

     We are first sending this proxy statement and the enclosed form of proxy to shareholders of the corporation on or about March 28, 2000.

Description of the Corporation

     Union National Financial Corporation was established in 1986 as the bank holding company for The Union National Mount Joy Bank, which changed its name in 1998 to Union National Community Bank. Union National Community Bank is the corporation's wholly-owned sole subsidiary.

     The principal executive office of the corporation is located at Union National Community Bank, 101 East Main Street, Mount Joy, Pennsylvania 17552. The telephone number for the corporation is (717) 653-1441. Shareholders should direct all inquiries to Mark D. Gainer, President of the corporation.

                                VOTING PROCEDURES

Solicitation and Voting of Proxies

     The Board of Directors of the corporation is soliciting this proxy for use at the 2000 Annual Meeting of Shareholders of Union National Financial Corporation. The corporation will pay for preparing, assembling, printing, mailing and soliciting proxies and any additional material that it sends to shareholders. The directors, officers and other employees of the corporation may solicit proxies in person or by mail, telephone, telecopy, telex or other electronic means. The corporation will not pay any additional compensation for this solicitation. The corporation will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons and will reimburse these persons for their reasonable forwarding expenses.

     By properly completing the form of proxy, a shareholder appoints the persons designated on the proxy as proxy holders to vote his or her shares as the shareholder specifies on the proxy. Unless the shareholder specifies a choice on the proxy as to how his or her shares will be voted on a particular matter, the proxy holders will vote the shares represented by any proxy FOR the election of the three nominees for Class A Director named below.

Voting Procedure for Stock Held in DRIP

     If a shareholder is a participant in the corporation's Dividend Reinvestment and Stock Purchase Plan (the DRIP), the enclosed proxy will not serve as a voting instruction card for the shares held in the DRIP. Instead, the Trust Department of the bank, as the administrator of the DRIP, will send these participants separate voting instruction cards covering the shares held within the DRIP. A shareholder must sign and return these separate voting instruction cards, or the shares held in the DRIP will not be voted.

Revocability of Proxy

     A shareholder who executes and returns a proxy, or a voting instruction card for shares held in the DRIP, may revoke the proxy at any time before it is voted by:

     o Giving written notice of the revocation to Carl R. Hallgren, Secretary, Union National Financial Corporation, at P.O. Box 567, 101 East Main Street, Mount Joy, Pennsylvania 17552;

     o Executing a later-dated proxy and delivering the later proxy to the above-named Secretary of the corporation; or

     o By attending the Annual Meeting and voting in person after giving written notice to the above-named Secretary of the corporation.

Voting Securities and Record Date

     Only holders of common stock on the corporation's records as of the close of business on March 21, 2000, may vote at the Annual Meeting. At the close of business on March 21, 2000, the corporation had issued and outstanding 2,454,168.91 shares of common stock, par value $.25 per share, the only authorized class of stock. As of March 21, 2000, the corporation had 178,120.79 shares of common stock held in treasury as issued but not outstanding shares.

     On all matters to come before the Annual Meeting, each share of common stock will entitle its holder to one vote. Cumulative voting rights do not exist in the election of directors.

Quorum

     To transact business at the Annual Meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum. The corporation will count votes withheld and abstentions when determining the presence of a quorum for the particular matter. The corporation will not count broker non-votes when determining the presence of a quorum for the particular matter as to which the broker does not have discretionary voting power. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

Votes Required for Approval

     Assuming the presence of a quorum, the three nominees for director receiving the highest number of votes cast by shareholders entitled to vote shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by all shareholders, in person or by proxy, who are entitled to vote will be sufficient to approve and adopt any other proposals that may properly come before the Annual Meeting. Abstentions and broker non-votes do not count as votes cast in calculating the required majority. Also, abstentions and broker non-votes have the effect of reducing the number of affirmative votes required to approve a proposal because they reduce the number of votes cast, from which the required majority is calculated.


                 BENEFICIAL OWNERSHIP OF THE CORPORATIONS STOCK
                    BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

Principal Shareholders

     As of March 21, 2000, we know of no shareholder who owns more than 5% of the corporation's outstanding common stock, either on the corporation's records or indirectly as a "beneficial" owner. For the definition of "beneficial ownership," please refer to footnote no. 1 to the below table.

Share Ownership by the Directors, Executive Officers and Nominees

     The following table sets forth, as of March 21, 2000, the amount and percentage of the common stock of the corporation beneficially owned by:


     o    Each director,

     o    Each executive officer named in the Summary Compensation Table on page
          16,

     o    Each nominee for Class A Director, and

     o    All executive officers and directors as a group.

     The reporting individuals and the corporation have provided this information. The calculation of percentages of outstanding common stock is based on the approximately 2,454,169 shares outstanding as of March 21, 2000, plus shares of common stock subject to options held by the respective persons on March 21, 2000, and exercisable by June 9, 2000. On that date, certain stock option awards made on December 9, 1999, under the corporation's 1997 Stock Incentive Plan will become exercisable.

                                                                                    Percent of
          Name of Individual or                Amount and Nature of          Outstanding Common Stock
            Identity of Group                  Beneficial Ownership (1)(2)     Beneficially Owned (3)
            -----------------                  --------------------            ------------------

Current Class A Directors
(to serve until 2000) and
Nominees for Class A Director
(to serve until 2003):
---------------------
Franklin R. Eichler                                  31,208 (4)                        1.25%
Mark D. Gainer                                       18,538 (5)                          *
Darwin A. Nissley                                     3,685 (6)                          *


Class B Directors
(to serve until 2001):
---------------------
Daniel C. Gohn                                       16,442 (7)                          *
Carl R. Hallgren                                     17,799 (8)                          *
David G. Heisey                                      28,676 (9)                        1.15%
Daniel H. Raffensperger                              10,620 (10)                         *


Class C Directors
(to serve until 2002):
---------------------
William E. Eby                                       17,146 (11)                         *
William D. Linkous                                    3,255 (12)                         *
Benjamin W. Piersol, Jr.                              2,538 (13)
Donald H. Wolgemuth                                  48,435 (14)                       1.94%


Named Executive Officers
Who are Not Directors:
Michael A. Frey                                       7,835 (15)                         *


All Executive Officers and Directors
as a Group (15 persons)                             220,955                            8.84%

------------------------
* Less than 1% beneficially owned.              (Footnotes follow on next page.)

(1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 21, 2000. However, options granted on December 9, 1999, under the 1997 Stock Incentive Plan, which become exercisable on June 9, 2000, are also included. Beneficial ownership may be disclaimed as to certain of the securities.

(2)  Rounded to the nearest whole share.

(3) Percentages are based on approximately 2,500,508 outstanding shares. This amount includes 2,454,169 outstanding shares as of March 21, 2000, and, pro forma, 46,339 shares subject to stock options granted directors and executive officers and which are exercisable by June 9, 2000.

(4) Includes 30,158 shares held individually by Mr. Eichler and options to purchase 1,050 shares.

(5) Includes approximately 1,855 shares held individually by Mr. Gainer, 441 shares held individually by his spouse and options to purchase 16,242 shares.

(6) Includes 3,475 shares held individually by Mr. Nissley and 210 shares held by his sons.

(7) Includes approximately 12,996 shares held individually by Mr. Gohn, approximately 2,396 shares held individually by his spouse and options to purchase 1,050 shares.

(8) Includes 13,640 shares held individually by Mr. Hallgren, 3,109 shares held by his daughter and options to purchase 1,050 shares.

(9) Includes 1,409 shares held individually by Mr. Heisey, 9,807 shares held in a self-directed IRA for Mr. Heisey, 12,419 shares held individually by his spouse, 3,991 shares held in an IRA by his spouse and options to purchase 1,050 shares.

(10) Includes approximately 6,039 shares held individually by Mr.
     Raffensperger, approximately 3,531 shares held in a 401(k) plan and options to purchase 1,050 shares.

(11) Includes 1,606 shares held individually by Mr. Eby, 14,490 shares held jointly with his spouse and options to purchase 1,050 shares.

(12) Includes 2,205 shares held individually by Mr. Linkous and options to purchase 1,050 shares.

(13) Includes approximately 1,488 shares held individually by Mr. Piersol and options to purchase 1,050 shares.

(14) Includes 45,621 shares held individually by Mr. Wolgemuth, 1,764 shares held individually by his spouse and options to purchase 1,050 shares.

(15) Includes 210 shares held individually by Mr. Frey and options to purchase 7,625 shares.

                                   MANAGEMENT

Governance

     The Board of Directors of the corporation oversees all business, property and affairs of the corporation. The Chairman and officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing materials to them. During 1999, the Board of Directors held 16 meetings. The directors of the corporation also serve as the directors of the corporation's bank subsidiary, Union National Community Bank. The Board of Directors of the bank held 27 meetings in 1999. Each of the directors attended at least 75% of the combined total number of meetings of the corporation's and the bank's Boards of Directors and of the committees to which he belonged during 1999.

Directors

     The following table provides selected information about the directors of the corporation. The terms of office for the various classes of directors expire as follows:

     o    The term for Class A Directors expires in 2000.
     o    The term for Class B Directors expires in 2001.
     o    The term for Class C Directors expires in 2002.

                                                   Director               Class of             Age as of
Name and Position with the Company                  Since                 Director           March 21, 2000
----------------------------------                  -----                 --------           --------------

Donald H. Wolgemuth
Director, Chairman of the Board                     1986                     C                     64

Franklin R. Eichler
Director, Vice Chairman of the Board                1986                     A                     67

William E. Eby
Director                                            1986                     C                     63

Mark D. Gainer
Director, President/Chief Executive Officer         1996                     A                     45

Daniel C. Gohn
Director                                            1992                     B                     68

Carl R. Hallgren
Director, Secretary                                 1986                     B                     62

David G. Heisey
Director                                            1986                     B                     66

William D. Linkous
Director                                            1995                     C                     68



                                               Director                Class of           Age as of
Name and Position with the Company              Since                  Director          March 21, 2000
-----------------------------------          ------------            ------------     ------------------
Darwin A. Nissley
Director                                           1999                   A                  42

Benjamin W. Piersol, Jr.
Director                                           1996                   C                  47

Daniel H. Raffensperger
Director                                           1992                   B                  65

Biographical Information as to Directors and Nominees

     Set forth below is biographical information regarding the directors and nominees. Occupational information is provided for at least the past five years.

Current Class A Directors (to serve until 2000)
         and
Nominees for Class A Directors (to serve until 2003)

Franklin R. Eichler

     Mr. Eichler is the Chairman of the Board of the Sico Company, a distributor of petroleum products, located in Mount Joy, Pennsylvania. He also serves as Chairman of the First Mount Joy Corporation (the holding company for Sico Company), as President and director of the First Florin Corporation, and as director and Treasurer of the Sico Foundation. He has served as a director and the Vice Chairman of the corporation's Board of Directors since 1986. He has served as a director of the bank since 1983 and as Vice Chairman of the bank since 1997.

Mark D. Gainer

     Mr. Gainer has served as President and Chief Executive Officer of the corporation and its banking subsidiary since January 1999, when he succeeded the prior President and Chief Executive Officer, Mr.William E. Eby. He served as Vice President of the corporation from 1986 through 1998, as Senior Vice President of the bank from 1982 through 1998, and as Chief Operating Officer of the bank from 1996 through 1998. He has served as a director of the corporation and the bank since 1996.

Darwin A. Nissley

     Mr. Nissley was appointed to the corporation's and bank's Boards of Directors effective June 1, 1999, as a replacement for Mr. E. Ralph Garber, who retired from the corporation's Board of Directors on March 12, 2000. Mr. Nissley is a farmer and partner in Nissley Brothers.

                  Board of Directors - Continuing as Directors

Class B Directors (to serve until 2001)

Carl R. Hallgren

     Mr. Hallgren is an attorney. He is an owner of and the Treasurer for the law firm of Morgan, Hallgren, Crosswell & Kane, P.C., in Lancaster, Pennsylvania. Mr. Hallgren is also director, Vice President and Secretary of Conestoga Financial Corporation; director, Vice President and Secretary of Conestoga Title Insurance Company; and director and Treasurer of Seven Hundred North Duke Abstract, Inc. He has served as a director and as Secretary of the corporation since 1986 and as a director of the bank since 1971. He has also provided legal services to the bank since 1979.

David G. Heisey

     Mr. Heisey is the President and owner of David G. Heisey, Inc., a building contractor in Elizabethtown, Pennsylvania. He is also President of Timber Villa, Inc., a retirement community and development. Mr. Heisey has served as a director of the corporation since 1986 and as a director of the bank since 1977.

Daniel C. Gohn

     Mr. Gohn is an owner and former President of D. C. Gohn Associates, Inc., an engineering firm in Mount Joy, Pennsylvania, where he continues to serve as Chairman of the Board. He has been a director of the corporation and the bank since 1992.

Daniel H. Raffensperger

     Mr. Raffensperger is the President and Chairman of the Board of Continental Press, Inc., a publisher and printer located in Elizabethtown, Pennsylvania. Mr. Raffensperger has been a director of the corporation and the bank since 1992.

Class C Directors (to serve until 2002)

Donald H. Wolgemuth

     Mr. Wolgemuth has been a partner of Donegal Producers, a company engaged in renting and developing land in Lancaster County, since 1996. Prior to 1997, he was President of Orchard View Farms, Inc., an agribusiness corporation. He also serves as Treasurer of Hill-n-Dale Farm, another agribusiness. Mr. Wolgemuth has served as a director and as Chairman of the Board of the corporation since 1986, as Chairman of the Board of the bank since 1979, and as a director of the bank since 1967. He is authorized to attend the meetings of all committees of the Boards of Directors of the corporation and the bank.

William E. Eby

     Mr. Eby, now retired, served as the President and Chief Executive
Officer of the corporation from 1986 through 1998 and of the bank from 1984 through 1998. He has been a member of the corporation's Board of Directors since 1986 and of the bank's Board of Directors since 1985.

William D. Linkous

     Mr. Linkous is the President and Chairman of C. A. Herr, Inc., a company engaged in retail hardware sales, located in Columbia, Pennsylvania. Mr. Linkous has served as a director of the corporation and the bank since 1995.

Benjamin W. Piersol, Jr.

     Mr. Piersol, a pharmacist, is the Vice President and co-owner of Sloans Pharmacy, Inc., a retail pharmacy with four locations in Lancaster County, Pennsylvania. Mr. Piersol became a director of the corporation and the bank in 1996.

Committees of the Board of Directors

     During 1999, the corporation's and the bank's Boards of Directors maintained twelve standing committees. The function of each of these committees is described below.

The bank's ASSET & LIABILITY MANAGEMENT INVESTMENT COMMITTEE makes recommendations to the Board of Directors concerning the investment of bank funds, monitors asset/liability management policies, manages earnings, liquidity and interest rate risk, and advises the Board of Directors on trends and related risks.

The bank's AUDIT COMMITTEE makes recommendations to the Board of Directors concerning the audit of the entire bank's operations.

The bank's COMPLIANCE COMMITTEE monitors procedures and documents for compliance with government regulations, evaluates regulatory changes, and monitors compliance functions in anticipation of regulatory examinations.

The bank's EDP (ELECTRONIC DATA PROCESSING) COMMITTEE monitors the electronic data processing systems in the bank's operations and procedures and makes recommendations for system enhancements to the Board of Directors.

The bank's HUMAN RESOURCES COMMITTEE makes recommendations to the Board of Directors concerning the salaries and benefits of directors, officers and employees of the bank. In addition, since the Stock Incentive Plan Committee was rolled into the Human Resources Committee starting in 1998, the Human Resources Committee has administered the corporation's stock incentive plans.

The bank's LOAN COMMITTEE advises and makes recommendations to the officers and directors of the bank concerning the loan functions of the bank.

The bank's NOMINATING COMMITTEE nominates all committee members and officers of the bank.

The bank's PROPERTY & BUILDING COMMITTEE reviews bank facilities for needed maintenance and to advise the Board of Directors on construction projects for the bank.

The corporation's STRATEGIC PLANNING COMMITTEE reviews, analyzes and presents recommendations to the Board of Directors regarding the corporation's and bank's strategic plan.

The bank's TRUST COMMITTEE provides general supervision over all trust accounts held in the bank's Trust Department and reviews all new and closed trust accounts.

The bank's TRUST INVESTMENT COMMITTEE advises and makes recommendations to the Board of Directors concerning the investment and disposition of all funds held in a fiduciary capacity by the bank's Trust Department.

                      Committees of the Boards of Directors


-------------------------------------------------------------------------------------------------------------------
                                                                                                      Meetings
                                                    MEMBERS ON COMMITTEE (1)                        Held in 1999
-------------------------------------------------------------------------------------------------------------------
ASSET & LIABILITY                    Clement M. Hoober, Chairperson                                       4
MANAGEMENT                           Michael A. Frey
INVESTMENT                           Mark D. Gainer
                                     E. Ralph Garber/ replaced by Darwin A. Nissley
                                     Daniel C. Gohn
                                     Carl R. Hallgren
                                     William D. Linkous
-------------------------------------------------------------------------------------------------------------------
AUDIT                                Benjamin W. Piersol, Jr., Chairperson                                6
                                     Evelyn I. Dehmey, Ex Officio Secretary
                                     Franklin R. Eichler
                                     David G. Heisey
                                     William D. Linkous
-------------------------------------------------------------------------------------------------------------------
COMPLIANCE                           Evelyn I. Dehmey, Chairperson                                        4
                                     Geraldine L. Ebersole
                                     Dennis F. Fackler
                                     Brenda K. Glessner
                                     Lisa M. Halbleib
                                     Carl R. Hallgren
                                     Mark P. Poliski
                                     Patsy A. Weatherbie
-------------------------------------------------------------------------------------------------------------------
EDP (ELECTRONIC                      Clement M. Hoober, Chairperson                                       3
DATA PROCESSING)                     Franklin R. Eichler
                                     Mark D. Gainer
                                     Amos F. Lichty
                                     William D. Linkous
                                     Daniel H. Raffensperger
-------------------------------------------------------------------------------------------------------------------
HUMAN RESOURCES                      Franklin R. Eichler, Chairperson                                     9
                                     David G. Heisey
                                     Benjamin W. Piersol, Jr.
                                     Daniel H. Raffensperger
                                     Mark D. Gainer, Ex Officio
                                     Deana G. Hollister, Ex Officio
-------------------------------------------------------------------------------------------------------------------
LOAN                                 Michael A. Frey, Chairperson                                        51
                                     Dennis F. Fackler, Vice Chairman
                                     Mark D. Gainer
                                     Michael L. Maurer
                                     Donald H. Wolgemuth
                                     David A. Bernot
                                     Laura Broich, Ex Officio
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                                      Meetings
                                                    MEMBERS ON COMMITTEE (1)                        Held in 1999
-------------------------------------------------------------------------------------------------------------------
NOMINATING                           Mark D. Gainer, Chairperson                                          1
                                     Franklin R. Eichler
                                     E. Ralph Garber/ replaced by Darwin A. Nissley
                                     Daniel C. Gohn
-------------------------------------------------------------------------------------------------------------------
PROPERTY & BUILDING                  David G. Heisey, Chairperson                                         1
                                     William E. Eby
                                     Richard K. Frey
                                     Mark D. Gainer
                                     E. Ralph Garber
                                     Daniel C. Gohn
                                     Thomas C. Mayer
-------------------------------------------------------------------------------------------------------------------
STRATEGIC PLANNING                   Mark D. Gainer, Chairperson                                          1
                                     Nancy H. Draude
                                     William E. Eby
                                     Franklin R. Eichler
                                     Michael A. Frey
                                     Clement M. Hoober
                                     Benjamin W. Piersol, Jr.
                                     Donald H. Wolgemuth
-------------------------------------------------------------------------------------------------------------------
TRUST                                Donald H. Wolgemuth, Chairperson                                    13
                                     Mark D. Gainer, Vice Chairperson
                                     William E. Eby
                                     E. Ralph Garber/ replaced by Darwin A. Nissley
                                     Daniel C. Gohn
                                     Carl R. Hallgren
                                     Daniel H. Raffensperger
-------------------------------------------------------------------------------------------------------------------
TRUST INVESTMENT                     Charles R. Starr, Chairperson                                        4
                                     William E. Eby
                                     Carl R. Hallgren
                                     Daniel H. Raffensperger
-------------------------------------------------------------------------------------------------------------------

----------
(1) As Chairman of the Board, Donald H. Wolgemuth is authorized to attend all committee meetings.

Cash Compensation of Directors

     Directors receive no remuneration for attendance at meetings of the Board of Directors of the corporation. Each outside director of the bank received, in 1999, $314 for each Board Meeting, $144 for each committee meeting attended or special assignment, and a $4,160 annual retainer. In addition to the foregoing fees, Donald H. Wolgemuth, Chairman of the Board, and Franklin R. Eichler, Vice Chairman of the Board, received fees of $7,925 and $3,963, respectively, or a total of $11,888, for their services in 1999 as Chairman and Vice Chairman. In the aggregate, directors received approximately $154,603 for all Board of Directors' meetings and committees meetings attended in 1999, including all retainers and the fees paid to the Chairman and Vice Chairman.

1999 Independent Directors Stock Option Plan

     In 1999, shareholders approved the corporation's 1999 Independent Directors Stock Option Plan, and the Board of Directors reserved 63,000 shares of common stock, as adjusted for stock dividends, for issuance under the plan. The purposes of the plan are as follows:

     o To advance the development, growth and financial condition of the corporation and the bank by providing additional incentives to non-employee members of the Board of Directors of the corporation by encouraging them to acquire stock ownership in the corporation;
     o To secure, retain and motivate non-employee directors of the corporation; and
     o To align the interests of non-employee directors with the interests of shareholders, including the interest in the appreciation of the corporation's stock.

     Persons eligible to receive awards under the plan are those directors who are not employees of either the corporation or its subsidiaries. Under the plan, each non-employee director is granted options to purchase 1,050 shares of common stock, as adjusted for stock dividends, at each annual organization meeting of the Board following the corporation's Annual Meeting of Shareholders. The number of shares issuable under the plan may be adjusted for stock splits, stock dividends and other capital changes.

     The first award under the plan was made at the 1999 organization meeting. The corporation granted each of ten independent directors options to purchase 1,050 shares of common stock, as adjusted for stock dividends. The purchase price of common stock subject to each stock option granted was the fair market value at the time of grant. The recipient may exercise these stock options for 10 years from the date of grant.

Procedure for Nominating Directors

     The corporation does not have a nominating committee. The entire Board of Directors selects nominees for the position of director. A shareholder who desires to nominate an individual for director should submit a proposal in writing to the Secretary of the Corporation, in accordance with Section 10.1 of the corporation's bylaws, not less than 60 days prior to the date of any meeting of shareholders called for the election of directors. The nominating shareholder must include in the proposal certain information listed in Section 10.1 of the bylaws, as follows:

     o    The name and address of each proposed nominee;
     o    The age of each proposed nominee;
     o    The principal occupation of each proposed nominee;
     o The number of shares of the corporation owned by each proposed nominee;
     o The total number of shares that to the knowledge of the notifying shareholder will be voted for each proposed nominee;
     o    The name and residence address of the notifying shareholder; and
     o The number of shares of the corporation owned by the notifying shareholder.

Executive Officers of the Corporation

     The following table sets forth selected information about the executive officers of the corporation, each of whom is elected by the Board of Directors and each of whom holds office at the discretion of the Board of Directors, except that certain officers have employment agreements with the corporation. See "Executive Compensation - Employment Contracts" below.


                                                  Bank               Number of              Age as of
                              Held               Employee       Shares Beneficially         March 21,
Name and Position             Since               Since              Owned (1)                2000
-----------------             -----               -----         ------------------            ----
Mark D. Gainer,                1999               1976               18,538 (2)                45
President/Chief Executive
Officer

Clement M. Hoober,             1998/
Treasurer/                     1991 (3)           1988                8,776 (4)                44
Chief Financial Officer

Charles R. Starr,              1991               1970                4,001 (5)                53
Insider Trading Compliance
Officer

Michael A. Frey,               1999               1998                7,835 (2)                35
Vice President

----------
(1) Rounded to the nearest whole share. The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 21, 2000. However, options granted on December 9, 1999, under the 1997 Stock Incentive Plan, which become exercisable on June 9, 2000, are also included. Beneficial ownership may be disclaimed as to certain of the securities.

(2) For information on nature of ownership, please refer to "Principal Ownership of the Corporation's Stock by Principal Shareholders and Management - Share Ownership by the Directors, Executive Officers and Nominees" above.

(3) Mr. Hoober has served as Chief Financial Officer since 1991 and, in addition, as Treasurer since 1998.

(4) Includes 270 shares held individually by Mr. Hoober, 110 shares held jointly with his spouse and options to purchase 8,396 shares.

(5) Includes 2,425 shares held jointly with his spouse and options to purchase 1,576 shares.

Executive Officers of the Bank

     The following table presents selected information about the executive officers of the bank, each of whom is elected annually by the Board of Directors and each of whom holds office at the discretion of the Board of Directors, except that certain officers have employment agreements with the bank. See "Executive Compensation - Employment Contracts" below.


                                                                    Bank             Number of          Age as of
                              Office and Position       Held       Employee        Shares Bene-         March 21,
     Name                        with the Bank          Since       Since        ficially Owned (1)       2000
     ----                        -------------          -----      -----         --------------           ----
Mark D. Gainer                President/Chief           1999       1976            18,538 (2)              45
                              Executive Officer

Michael A. Frey               Senior Vice President/    1998/
                              Chief Operating Officer   1999 (3)   1998             7,835 (2)              35

Clement M. Hoober             Senior Vice President/    1998       1988             8,776 (4)              44
                              Chief Financial
                              Officer

Nancy H. Draude               Senior Vice President,    1998       1998             2,000 (5)              42
                              Sales/
                              Marketing Manager

-------------------------
(1) Rounded to the nearest whole share. For definition of "beneficial ownership," see footnote no. 1 to above table under "Executive Officers of the Corporation."

(2) For information on nature of ownership, please refer to "Principal Ownership of the Corporation's Stock by Principal Shareholders and Management - Share Ownership by the Directors, Executive Officers and Nominees" above.

(3) Mr. Frey has served as Senior Vice President since 1998 and, in addition, as Chief Operating Officer since 1999.

(4) For information on nature of ownership, please refer to above table under "Executive Officers of the Corporation."

(5)  Consists of options to purchase 2,000 shares.

     As noted in the above tables, all of the executive officers of the corporation and the bank have been principally employed by the bank for at least the past five years, except for Michael A. Frey and Nancy H. Draude. Prior to joining the corporation's management team, Mr. Frey's principal business experience was as Regional Vice President at CoreStates Bank, N.A. Ms. Draude worked as the Vice President of Marketing at the Bank of Lancaster County, N.A., prior to joining Union National Community Bank.

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation paid to the following individuals for all services to the corporation and the bank for the 1999, 1998 and 1997 fiscal years:

     o   The Chief Executive Officer, and
     o The other four most highly compensated executive officers of the corporation and the bank, to the extent each person's total annual salary and bonus exceeded $100,000 for the 1999 fiscal year.

                           SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------------
                       Annual Compensation                                                   Long-Term Compensation
                       -------------------                                                   ----------------------
                                                                                        Awards                   Payouts
                                                                                        ------                   -------
      (a)                   (b)          (c)          (d)            (e)            (f)           (g)          (h)            (i)
                                                                                              Securities
                                                                    Other       Restricted    Underlying
                                                                    Annual        Stock        Options/       LTIP         All other
Name and Principal                     Salary        Bonus      Compensation     Award(s)        SARs        Payouts    Compensation
   Position               Year           ($)          ($)            ($)           ($)            (#)          ($)           ($)
   --------               ----           ---          ---            ---           ---            ---          ---           ---
Mark D. Gainer,           1999       132,823.36   5,766.66 (2)        --            --         10,000 (4)       --        11,982.37
President/Chief           1998       105,617.20     914.37 (3)        --            --          5,250 (4)       --         5,669.28
Executive Officer of      1997        95,770.91         --            --            --            992 (4)       --        15,202.38
the corporation and                                                                                                             (6)
the bank


Michael A. Frey,          1999       113,048.32   3,071.45 (2)        --            --          5,000 (5)       --         3,937.93
Senior Vice President     1998        47,166.48         --            --            --          2,625 (5)       --            20.30
and the corporation       1997 (1)        --            --            --            --             --           --               --
and the bank, Chief                                                                                                             (7)
Operating Officer of
the bank

-------------------------

(1) Mr. Frey was not employed by the bank during 1997. Mr. Frey was first employed in August 1998.

(2)  Discretionary Board bonus under bankwide incentive compensation program.

(3)  Discretionary Board bonus.

(4) The 1997 and 1998 awards are adjusted for stock dividends after the date of grant. The corporation originally granted Mr. Gainer 900 options on February 1, 1997, and 5,000 options on December 11, 1998. The exercise prices of these options, as adjusted for stock dividends, are $22.16 and $18.81 per share, respectively. These options are currently exercisable. On December 9, 1999, the corporation granted Mr. Gainer options to purchase 10,000 shares at the exercise price of $20.39. These become exercisable on June 9, 2000. The term of all options is ten years.

(5) The 1998 award is adjusted for stock dividends after the date of grant. The corporation originally granted Mr. Frey 2,500 options on December 11, 1998. The exercise price of these options, as adjusted for stock dividends, is $18.81 per share. These options are currently exercisable. On December 9, 1999, the corporation granted Mr. Frey options to purchase 5,000 shares at the exercise price of $20.39. These will become exercisable on June 9, 2000. The term of all options is ten years.

(6) Includes life insurance premiums amounting to $396.00 for 1999 (premium cost of $150,000 term life insurance) and $121.80 for each of 1998 and 1997 (premium cost of $50,000 term life insurance). Also includes premiums for long-term disability insurance amounting to $336.00 in 1999, $266.40 in 1998, and $266.68 in 1997. Also
     includes employer's contributions to the 401(k) Profit Sharing Plan or the Employee Profit Sharing Retirement Trust Fund of $11,250.37, $5,281.08, and $14,813.90 for 1999, 1998, and 1997, respectively.

(7) Includes life insurance premiums amounting to $396.00 for 1999 (premium cost of $150,000 term life insurance) and $20.30 for 1998 (premium cost of $50,000 term life insurance). Also includes premiums for long-term disability insurance amounting to $210.00 in 1999. Also includes employer's contributions to the 401(k) Profit Sharing Plan of $3,331.93 for 1999.

Option Grants in Fiscal Year 1999

     We present below information about any stock options which the corporation granted the executives named in the "Summary Compensation Table" during 1999.


                     OPTION/SAR GRANTS IN FISCAL YEAR 1999
                     -------------------------------------
                               INDIVIDUAL GRANTS


                                            Individual Grants                                            Potential Realizable Value
                         ------------------------------------------------------                            at Assumed Annual Rates
                                                                                                                of Stock Price
                                                      % of Total Options/                                      Appreciation for
                             Number of Securities      SARs Granted to     Exercise or                           Option Term
                              Underlying Options/    Employees in Fiscal   Base Price     Expiration     --------------------------
     Name                       SARs Granted (#)          Year (1)           ($/Sh)          Date           5%($)          10%($)
     ----                       ----------------          --------           ------          ----           -----          ------
     (a)                              (b)                   (c)               (d)            (e)             (f)             (g)


Mark D. Gainer,
President/Chief
Executive Officer
of the corporation
and the bank                       10,000 (1)              21.23%            20.39         12/08/09       128,232          324,964


Michael A. Frey,
Vice President of
the corporation,
Senior Vice
President and
Chief Operating
Officer of the
bank                               5,000 (1)               10.62%            20.39         12/08/09        64,116          162,482

----------

(1) Options were granted on December 9, 1999, and will become exercisable on June 9, 2000.

Option Exercises in 1999 and Year-End Option Values

     Neither Mark D. Gainer nor Michael A. Frey exercised any options during 1999. At December 31, 1999, Mr. Gainer held options to purchase 16,242 shares of common stock, as adjusted for stock dividends, 6,242 of which were exercisable. At December 31, 1999, Mr. Frey held options to purchase 7,625 shares of common stock, as adjusted for stock dividends, 2,625 of which were exercisable. None of these options were "in-the-money," or of value, based on the fair market value of the corporation's common stock as of the end of 1999.

401(k) Profit Sharing Plan

     The corporation does not have a retirement or pension plan. The bank, however, has a 401(k) Profit Sharing Plan. As of January 1, 1999, this plan replaced the prior non-contributory Employee Profit Sharing Retirement Trust Fund. The 401(k) plan is intended to comply with the requirements of Section 401(k) of the Internal Revenue Code and is subject to the Employee Retirement Income Security Act of 1974 (ERISA). An employee is generally eligible to participate in the plan after one year of employment in which he or she has completed at least 1,000 "hours of service." A separate account is maintained within the plan for each participant. Any eligible employee may elect to contribute certain portions of salary, wages, bonuses or other direct compensation to the plan. Each year, the bank contributes to the plan an amount of matching contributions, at its discretion. The bank also makes annual nonelective contributions to the plan at its discretion and subject to profitability. As in the prior plan, a participant's interest in the plan vests in 20% increments over a five-year period, except for amounts deferred by the employee, which are immediately 100% vested. Also, when a participant attains the retirement age of 59 1/2, all amounts are 100% vested. A participant's retirement benefit is essentially his or her accumulated vested account balance.

     The bank contributed $178,524.28 to the plan in 1999. In 1998 and 1997, the bank contributed $121,885.37 and $374,282.73 to the prior Employee Profit Sharing Retirement Trust Fund, respectively. The expenses for administration of the prior plan were approximately $750 in 1999, $800 in 1998 and $725 in 1997. 1999 was the last year in which the bank paid expenses for the prior plan. In 1999 the bank also paid $5,545 in administrative expenses for the 401(k) plan. The accumulated 401(k) plan benefits and plan net assets as of December 31, 1999, the date of the latest actuarial report, are presented below. Mr. Gainer has 23 years of credited service under the plan, and Mr. Frey has 1 year of credited service.

Actuarial present value of accumulated plan benefits:

                                                      December 31, 1999
                                                      -----------------

               Vested                                   $6,827,161.04

               Non-Vested                                   24,113.17
                                                        -------------
               Net Assets Available for Benefits        $6,851,274.21

Employment Contracts

     On January 1, 1999, the corporation, the bank and Mr. Mark D. Gainer entered into an employment agreement. The agreement provides that Mr. Gainer serve as President and Chief Executive Officer of the corporation and the bank starting January 1, 1999, and defines Mr. Gainer's position, duties, compensation and benefits. The employment agreement has a term of five years, which term renews automatically for two additional successive five-year terms unless the corporation gives written notice of nonrenewal. The agreement also contains non-competition and confidentiality provisions.

     Mr. Gainer's current annual base salary under the agreement is $132,823.36. The corporation or the bank may increase the base salary from time to time. In addition, the corporation or the bank may periodically pay a bonus to Mr. Gainer. Mr. Gainer is also entitled to receive customary employee benefits made available to employees of the bank.

     Mr. Gainer will be entitled to 2.99 times the sum of his highest annual base salary under the agreement and the average of his annual bonuses for the last three calendar years, payable in 36 equal monthly installments, if:

     o Mr. Gainer terminates his employment for "good reason," as defined in the agreement;

     o The corporation or bank terminates Mr. Gainer's employment "without cause," as defined in the agreement, and absent a change in control of the corporation; or

     o Mr. Gainer's employment is terminated as the result of a change in control of the corporation.

In addition, for a period of three years, or until Mr. Gainer secures similar benefits through other employment, he will continue to receive his prior regular benefits, including life and health insurance. Also, with certain conditions, he will receive additional retirement benefits the same as had his employment continued through the remaining employment term.

     If Mr. Gainer's employment is terminated due to disability, he will be entitled to a benefit consisting of 70% of the following amount: his highest annual base salary under the agreement together with the average of his annual bonuses for the last three calendar years. Amounts payable under any disability plan of the corporation or the bank will be subtracted from the amount due. He will also continue to receive his regular employee benefits. These disability benefits will cease upon Mr. Gainer's return to employment, his death or his turning 65.

     If the corporation or bank terminates Mr. Gainer's employment "for cause," as defined in the agreement, all of his rights under the agreement will cease.

     Michael A. Frey entered into a Change of Control Agreement with the bank on June 17, 1999. The agreement was effective as of August 3, 1998, Mr. Frey's date of employment with the bank, and will continue until either party gives the other written notice of termination of employment. If a change of control in the bank occurs and Mr. Frey's employment is terminated, other than "for cause," within six months after the date of the change in control, Mr. Frey will be entitled to receive a payment of 21 months of his current annual salary, paid biweekly. The agreement also contains a non-competition provision.

Compensation Committee Report on Executive Compensation

     The Board of Directors of the corporation is responsible for the governance of the corporation and its subsidiary, the bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the corporation's shareholders, customers and the communities served by the corporation and the bank. To accomplish the strategic goals and objectives of the corporation, the Board of Directors engages competent persons who undertake to reach these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the corporation's strategic mission. The bank provides compensation to the employees of the corporation and the bank.

     The fundamental philosophy of the corporation's and the bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The Human Resources Committee, comprised of the four outside directors, listed below, fulfills the function of a Compensation Committee and administers the compensation program. The objectives of the committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the corporation. Management believes that this policy will improve profitability, increase dividends to the corporation's shareholders and increase the appreciation in the market value of shares.

     Subject to the Board's approval, the Human Resources Committee determines general guidelines for the compensation of all officers of the corporation and the bank. Actual compensation for each officer is based on a performance review conducted by their supervisor. The Human Resources Committee, subject to the Board's approval, determines the chief executive officer's and the senior vice presidents' compensation. During 1999, the Board approved all recommendations of the Human Resources Committee on compensation of these executives. As a guideline for review in determining base salaries, the committee uses information composed of outside, independent compensation surveys. Various peer groups are provided for a comparison basis. The peer groups include banks ranging from $200 million to $300 million in assets, and a regional peer group that includes south central Pennsylvania banks. These peer groups are different than the peer group used for the "Shareholder Return Performance Graph" which appears below. The peer group on the performance chart includes bank holding companies and banks listed on NASDAQ which may not be located in Pennsylvania. The committee refers to Pennsylvania peer group banks because of common industry issues and competition for the same executive talent group.

Chief Executive Officer Compensation

     The Board of Directors determined that the Chief Executive Officer's 1999 base salary of $132,823.36 was appropriate based on the committee's subjective determination, after review of all information deemed relevant, including the corporation's and bank's financial performance. The Board also gave Mr. Gainer a discretionary bonus of $340.00 and a discretionary bankwide incentive compensation bonus of $5,426.66. The Board determined that the bonuses were appropriate in light of the bank's performance. There was, however, no direct correlation between the bonus and these criteria, nor was any specific weight given to an individual criterium.

Executive Officers

     In 1999, the Board of Directors increased the total compensation of the corporation's and the bank's executive officers by approximately 13.5% over 1998 compensation, which percentage excludes officers who were not regular full-time employees. Compensation increases were determined by the Human Resources Committee based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives and, in some cases, on changes in the individual's position and duties. In determining whether strategic goals have been achieved, the Board of Directors considers, among numerous factors, the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employees' compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information, including the above, it deems relevant.


1997 Stock Incentive Plan

     In addition to base salary, the corporation may grant executive officers of the corporation and the bank stock options under the corporation's 1997 Stock Incentive Plan. The plan's purpose is to advance the development, growth and financial condition of the corporation by providing incentives through participation in the appreciation of the capital stock of the corporation. The corporation reserved 126,000 shares, as adjusted for stock dividends, for issuance under the plan. The Human Resources Committee of the Board of Directors governs awards of options or similar incentives made under such plans. The Human Resources Committee approved the grant of 26,100 options under the 1997 plan on December 9, 1999.

     In addition, executive officers may participate in the bank's 401(k) Profit Sharing Plan, which is generally available to all employees. The Board of Directors also awards annual bonuses at the end of the year, based on the committee's recommendations. Although the bank's financial performance is a consideration in determining bonuses, all bonuses are at the Board's discretion. The Board of Directors may also award bankwide bonuses as incentive compensation to its employees, at its discretion.

     Total compensation opportunities available to the employees of the bank are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the bank's success. Individuals are reviewed annually on a calendar year basis. The bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. Through these compensation policies, the corporation strives to meet its strategic goals and to provide compensation that is fair and meaningful to its employees.


                           Human Resources Committee
                           -------------------------

       Franklin R. Eichler, Chairperson           David G. Heisey
       Benjamin W. Piersol, Jr.                   Daniel H. Raffensperger


Compensation Committee Interlocks and Insider Participation

     The Human Resources Committee, which functions as the Compensation Committee, makes recommendations to the Board of Directors concerning the compensation of employees. The membership of this committee includes only outside directors. Mark D. Gainer, President and Chief Executive Officer, is an ex officio member of the Human Resources Committee, but does not participate in his own review or vote on his own salary increases.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The line graph below provides an indicator of cumulative total shareholder return on the Corporation's common stock as compared with the S&P 500 Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1995, and ending December 31, 1999. The shareholder return shown on the graph below is not necessarily indicative of future performance.

              Comparison of Five Year Cumulative Total Return (1)
              ---------------------------------------------------

                                   [GRAPHIC]

 [The following is a description of the Performance Graph in a tabular format.]


                       1994         1995      1996       1997       1998       1999
                       ----         ----      ----       ----       ----       ----
Peer Group           1,200.00    1,421.92   1,589.64   2,283.29   2,586.08   2,271.69
Total

Peer Group             100.00      118.49     132.47     190.27     215.51     189.31
Total Index


Union National
Financial
Corporation            100.00      147.29     179.13     181.31     150.66     143.49

S&P 500 Total
Return                 100.00      137.45     168.92     225.21     289.43     350.26

S&P 500 Total
Return Index           100.00      137.45     168.92     225.21     289.43     350.26


(1) The Peer Group Index includes the following companies: ACNB Corporation, Bryn Mawr Bank Corporation, CNB Financial Corporation, Codorus Valley Bancorp, Inc., Drovers Bancshares Corporation, First West Chester Corporation, Franklin Financial Services Corporation, Hanover Bancorp, Inc., Juniata Valley Financial Corp., Penseco Financial Services Corp., PennRock Financial Services Corp. and Pioneer American Holding Company. These companies were selected based on three criteria: total assets between $150 million and $700 million; market capitalization greater than $30 million; headquarters located in Pennsylvania.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as set forth in the paragraphs immediately below, the corporation and the bank have not been involved in any material transactions since January 1, 1999, in which any director or executive officer of the corporation or the bank, any beneficial owner of more than 5% of the common stock of the corporation or any associate of such persons had a material interest. The corporation and the bank have engaged in, and intend to continue to engage in, banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank.

     Total loans outstanding from the corporation and the bank at December 31, 1999, to the corporation's and the bank's officers and directors as a group and to members of their immediate families and companies in which they had an ownership interest of 10% or more was $5,754,565 or approximately 26.13% of the total equity capital of the bank. These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 29, 2000, to the above described group was $5,696,447.

     The following table sets forth the name and relationship of each director who was indebted to the bank in 1999 in an aggregate amount considered by the management of the corporation and the bank to be material, the nature or purpose of such indebtedness and the weighted average interest rate on such indebtedness:


                                     Largest Amount
Name of Person or Entity and        of Indebtedness           Nature of              Weighted Average
       Relationship                     in 1999              Indebtedness            Interest Charged
       ------------                     -------              ------------            ----------------
David G. Heisey - Director             $634,684.00           Commercial Real               8.50%
                                 (Balance as of 2/28/00:     Estate Loan and
                                      $595,335.63)           Personal Line of Credit
                                                             Secured by Real Estate

David G. Heisey - Director            $1,367,807.00          Land Development and          9.65%
Timber Villa, Inc.               (Balance as of 2/28/00:     Construction Loan
                                      $1,159,719.39)         Secured by Real Estate


David G. Heisey - Director              $94,300.00           Construction Loan and         10.00%
David G. Heisey, Inc.            (Balance as of 2/28/00:     Commercial Line of
                                        $94,300.00)          Credit Secured by Real
                                                             Estate

     All of the loans to Mr. Heisey are current as to payments of principal and interest, and were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.

     In addition, the law firm Morgan, Hallgren, Crosswell & Kane, P.C., of which Carl R. Hallgren is a greater than 10% shareholder and at which Mr. Hallgren is employed as an attorney, provides routine legal services to the corporation and bank at its customary fee schedule. The corporation and the bank intend to continue to hire this firm for legal services in the future.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the corporation's directors, executive officers and shareholders owning in excess of 10% of the corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the corporation with the Securities and Exchange Commission (the
SEC). SEC regulations require that these reporting persons furnish the corporation with copies of all Section 16(a) forms which they file. Based on a review of copies of such reports received by it, and on written statements of the reporting persons, the corporation believes that the reporting persons complied with all such Section 16(a) filing requirements in a timely fashion, except as described below. Director Heisey filed two late reports during 1999 for six transactions by his spouse affecting his beneficial ownership of the corporation's common stock. In addition, each non-employee director who received a stock option award on April 28, 1999, under the 1999 Independent Directors Stock Option Plan, filed his report of the award three days late. The directors who filed late were Directors Eby, Eichler, Garber, Gohn, Piersol, Hallgren, Heisey, Linkous, Raffensperger and Wolgemuth. These failures to file timely reports were inadvertent.


                               LEGAL PROCEEDINGS

     In the opinion of the management of the corporation and the bank, there are no proceedings pending that involve the corporation or the bank, which, if determined adversely to them, would have a material effect on their undivided profits or financial condition. There are no proceedings pending other than ordinary routine litigation incident to the business of the corporation and the bank. In addition, to management's knowledge, no government authorities have initiated, threatened to initiate, or contemplated any material legal actions against the corporation or the bank.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

     The bylaws of the corporation provide that the corporation's business be managed by its Board of Directors. Section 10.2 of the bylaws provides that the whole Board of Directors will have not less than seven nor more than twenty-five members. The bylaws further provide that the Board of Directors be classified into three classes. Each class is elected for a term of three years. The terms of the separate classes expire in successive years. Within these limits, the Board of Directors has authority to fix the number of directors and their classifications. The Board of Directors has fixed the number of Board members at eleven, with three directors in Class A, four directors in Class B, and four directors in Class C.

     Section 11.1 of the bylaws provides that a majority of the remaining members of the Board of Directors, will select and appoint directors to fill vacancies, even if the number of remaining members is less than a quorum. Each person who is so appointed will serve as director until the expiration of the term of office of the class of directors to which he or she is appointed. No person over 70 may serve as a director. The bylaws also require that a director own shares of common stock of the corporation having a total fair market value of at least $30,000 at the time the director is elected or appointed to the Board.

     At the 2000 Annual Meeting of Shareholders, three Class A Directors shall be elected to serve for a three-year term and until their successors are elected and qualified. The Board of Directors of the corporation has nominated the current Class A Directors to serve as Class A Directors for the next three-year term of office. The nominees for re-election this year are as follows:

     o   Franklin R. Eichler,
     o   Mark D. Gainer, and
     o   Darwin A. Nissley.

     Each nominee has consented to serve a three-year term of office and until his successor is elected and qualified. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the three nominees named above. If any nominee should become unavailable for any reason, the proxy holders will vote the proxies in favor of a substitute nominee selected by the Board of Directors.

     The Articles of Incorporation for the corporation prohibit cumulative voting in the election of directors. Each share of common stock held on the record date entitles its owner to cast one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each nominee.

     The Board of Directors recommends that shareholders votes FOR the election of the above nominees for Class A Director.

                              INDEPENDENT AUDITORS

     The Board of Directors has not yet appointed the corporation's independent auditors for its 2000 fiscal year. Trout, Ebersole & Groff, Certified Public Accountants, of Lancaster, Pennsylvania, served as the corporation's independent auditors for its 1999 fiscal year and will continue to serve as the corporation's accountants until the Board has made a selection. Trout, Ebersole & Groff has notified the corporation that it will no longer be able to serve as the corporation's independent auditors because it is ceasing to perform the type of services required by the corporation. Trout, Ebersole & Groff has also advised the corporation that none of its members has any financial interest in the corporation. A representative from Trout, Ebersole & Groff will not be present at the Annual Meeting of Shareholders.


                SHAREHOLDER PROPOSALS AT THE 2001 ANNUAL MEETING

     Any shareholder who, in accordance with the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2001 Annual Meeting of Shareholders, must deliver such proposal in writing to the President of Union National Financial Corporation at its principal executive offices, 101 East Main Street, Mount Joy, Pennsylvania 17552, no later than November 28, 2000. Also, if the corporation does not receive notice of a shareholder proposal that is not to be included in the corporation's proxy statement by February 11, 2001, the proxy holders at the 2001 Annual Meeting may vote against the proposal at their discretion.

                                 OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders, but if any matters are properly presented, the persons named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.

                             ADDITIONAL INFORMATION

     Any shareholder may obtain without charge a copy of the corporation's report on Form 10-K for its fiscal year ended December 31, 1999, including the financial statements and schedules, required to be filed with the Securities and Exchange Commission, by submitting a written request to Clement M. Hoober, Chief Financial Officer, Union National Financial Corporation, P.O. Box 567, 101 East Main Street, Mount Joy, Pennsylvania 17552.

                      UNION NATIONAL FINANCIAL CORPORATION


                                      PROXY
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2000

          This proxy is solicited on behalf of the Board of Directors.


     The undersigned hereby constitutes and appoints Marilyn Geib and Erma Witmer, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Union National Financial Corporation (the "Corporation") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Gathering Place, 6 Pine Street, Mount Joy, Pennsylvania 17552, on Wednesday, April 26, 2000, at 10:00 a.m., Eastern Time, and at any adjournment or postponement of the meeting, as follows:


1.   ELECTION OF THREE CLASS A DIRECTORS TO SERVE FOR A THREE-YEAR
     TERM:

     o     Franklin R. Eichler
     o     Mark D. Gainer
     o     Darwin A. Nissley

     [ ]   FOR all nominees        [ ]   WITHHOLD AUTHORITY
           listed above (except          to vote for all
           as provided to the            nominees listed
           contrary below)*              above

     The Board of Directors recommends a vote FOR all nominees listed above.

     *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED
     BELOW:


     ------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.


     This proxy, when properly signed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for all nominees listed above.


                                                Dated:                  , 2000
                                                       -----------------

                                                ------------------------------

                                                ------------------------------

                                                Signature(s) of Shareholder(s)



Number of Shares Held
of Record on March 21, 2000:
                             -------------

o This proxy must be dated, signed by the shareholder and returned promptly to the Corporation in the enclosed envelope.

o When signing as attorney, executor, administrator, trustee or guardian, please give full title.

o    If more than one trustee, all should sign.

o    If stock is held jointly, each owner should sign.

                   [Union National Community Bank Stationery]




                                 March 28, 2000




Dear Dividend Reinvestment and Stock Purchase Plan Participant:


     As a participant in the Union National Financial Corporation Dividend Reinvestment and Stock Purchase Plan, you are entitled to instruct the Plan Administrator, the Union National Community Bank Trust Department, to vote the shares that are held on your behalf in the plan at the 2000 Annual Meeting of Shareholders of the corporation. To instruct the Plan Administrator as to how you would like these shares voted at the Annual Meeting, please complete the enclosed Voting Instruction Card/Proxy. At the Annual Meeting, in accordance with the plan, the Plan Administrator will vote the shares held in the plan for which participants have executed and returned a Voting Instruction Card/Proxy.

     Enclosed is a copy of the corporation's Notice of Annual Meeting and proxy statement in connection with the 2000 Annual Meeting of Shareholders and a copy of the corporation's 1999 Annual Report. Also enclosed is a Voting Instruction Card/Proxy which should be completed and returned to the Plan Administrator in the enclosed envelope.

     If you have any questions, please contact the undersigned.



                                           Sincerely,



                                           /s/ Charles R. Starr
                                           ------------------------------
                                           Charles R. Starr
                                           Vice President

                  DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

                          VOTING INSTRUCTION CARD/PROXY

                      UNION NATIONAL FINANCIAL CORPORATION

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2000

                        ---------------------------------

          This proxy is solicited on behalf of the Board of Directors.

     The undersigned hereby constitutes and appoints Charles R. Starr, Union National Community Bank, Plan Administrator for the Union National Financial Corporation Dividend Reinvestment and Stock Purchase Plan (the "Plan"), proxy of the undersigned, with full power of substitution, to vote all of the shares of Union National Financial Corporation (the "Corporation") that the Plan holds on behalf of the undersigned and may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Gathering Place, 6 Pine Street, Mount Joy, Pennsylvania 17552, on Wednesday, April 26, 2000, at 10:00 a.m., Eastern Time, and at any adjournment or postponement of the meeting, as follows:


1.   ELECTION OF THREE CLASS A DIRECTORS TO SERVE FOR A THREE-YEAR
     TERM:

     o     Franklin R. Eichler
     o     Mark D. Gainer
     o     Darwin A. Nissley

     [ ]   FOR all nominees        [ ]   WITHHOLD AUTHORITY
           listed above (except          to vote for all
           as provided to the            nominees listed
           contrary below)*              above

     The Board of Directors recommends a vote FOR all nominees listed above.

     *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED
     BELOW:


     ------------------------------------------------------------------------

2. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.


     This proxy, when properly signed, will be voted in the manner directed by the undersigned Dividend Reinvestment and Stock Purchase Plan participant. If no direction is made, this proxy will be voted for all nominees listed above.

                                        Dated:                          , 2000
                                              --------------------------



                                        ----------------------------

                                        ----------------------------

                                        Signature(s) of Shareholder(s)
                                        Dividend Reinvestment and Stock Purchase
                                        Plan Participant




Number of Shares Held of
Record on March 21, 2000:
                          -----------


     The voting instructions request pertains to shares of common stock held in your Dividend Reinvestment and Stock Purchase Plan account but not registered in your name. Such shares of common stock can be voted only by the Plan Administrator as the holder of record of the shares.

     Please date, sign and return your voting instruction card/proxy to us promptly in the return envelope provided.